ELITE ACCESS ADVISORY II℠ (12/18)

INDIVIDUAL VARIABLE ANNUITY APPLICATION (VA785NY)

JACKSON®
NATIONAL LIFE INSURANCE COMPANY
OF NEW YORK

Jackson National Life Insurance Company of New York®

First Class Mail: P.O. Box 30314
Lansing, MI 48909-7814

Overnight Mail: 1 Corporate Way
Lansing, MI 48951

Home Office: Purchase, NY 10577
www.jackson.com

Customer Care: 800-599-5651
Fax: 888-576-8383
Hours: 8:00 a.m. to 8:00 p.m. ET
Email: customercare@jackson.com

Linking/BIN/Brokerage Acct. Number (if applicable) | Jackson of NY® pre-assigned Contract Number (if applicable)

Primary Owner

- **PLEASE PRINT CLEARLY**
- Please see the Good Order Checklist for additional requirements.

Type of Ownership:

☐ Individual/Joint ☐ Custodian ☐ Trust ☐ Corporation/Pension Plan ☐ Government Entity

For entity owned, tax qualified contracts (except for Trust owned), the entity owner's W-9 or substitute W-9 should be on file prior to taking a distribution. If not, the distribution may require the mandatory IRA Foreign Withholding.

Social Security Number or Tax ID Number

Phone Number (include area code)

Sex ☐ Male ☐ Female

U.S. Citizen ☐ Yes ☐ No

Date of Birth (mm/dd/yyyy)

First Name

Middle Name

Last Name

Non-Natural Owner/Entity Name (if applicable)

Email Address (print clearly)

Physical Address Line 1 (No P.O. Boxes)

Physical Address Line 2

Physical Address City

State

ZIP

Mailing Address Line 1

Mailing Address Line 2

Mailing Address City

State

ZIP

NVDA 785 12/18

Page 1 of 11

NV785 12/18

LONG-TERM SMART Joint Owner Social Security Number Email Address (print clearly) Date of Birth (mm/dd/yyyy) Sex Male Female U.S. Citizen Yes No First Name Middle Name Last Name In the case of Relationship to Owner Phone Number (include area code) Joint Owners, all correspondence Physical Address Line 1 (No P.O. Boxes) Line 2 and required documentation will be sent to the address of City State ZIP the Primary Owner. Primary Annuitant Complete this Social Security Number Date of Birth (mm/dd/yyyy) section if different than Owner. If Primary Phone Number (include area code) Annuitant Sex Male Female U.S. Citizen Yes No section is left blank, the Annuitant will First Name Middle Name Last Name default to the Owner. Physical Address Line 1 (No P.O. Boxes) Line 2 City State ZIP Joint Annuitant Complete this Social Security Number section if different than No Joint Annuitant Joint Owner. If Joint Annuitant Date of Birth (mm/dd/yyyy) section is left blank, the Joint Sex Male Female U.S. Citizen Yes No Annuitant will default to the First Name Middle Name Last Name Joint Owner. Relationship to Primary Annuitant Phone Number (include area code) Physical Address Line 1 (No P.O. Boxes) Line 2 City State ZIP NVDA 785 12/18 Page 2 of 11 NV785 12/18

LONG-TERM SMART Beneficiary(ies) Percentage of It is required for Primary Sex Male Female % Good Order Death Benefit that the Death Social Security Number Date of Birth (mm/dd/yyyy) Relationship to Owner Benefit Percentage be whole First Name Middle Name Last Name numbers and must total 100% for each beneficiary Non-Natural Owner/Entity Name (if applicable) Phone Number (include area code) type. If Percentage of Death Benefit is Physical Address Line 1 (No P.O. Boxes) Line 2 left blank, all beneficiaries will receive equal shares. City State ZIP Please use form Percentage of N3041 for Primary Contingent Sex Male Female % additional Death Benefit beneficiaries. Social Security Number Date of Birth (mm/dd/yyyy) Relationship to Owner First Name Middle Name Last Name Non-Natural Owner/Entity Name (if applicable) Phone Number (include area code) Physical Address Line 1 (No P.O. Boxes) Line 2 City State ZIP Percentage of Primary Contingent Sex Male Female % Death Benefit Social Security Number Date of Birth (mm/dd/yyyy) Relationship to Owner First Name Middle Name Last Name Non-Natural Owner/Entity Name (if applicable) Phone Number (include area code) Physical Address Line 1 (No P.O. Boxes) Line 2 City State ZIP NVDA 785 12/18 Page 3 of 11 NV785 12/18

LONG-TERM SMART

Premium Payment

Select method of payment and note approximate amount:

Check Attached $ ______ Check In Transit $ ______ Wire $ ______

External Transfer $ ______ Internal Transfer $ ______

Annuity Type

☐ IRA - Traditional* ☐ Non-Tax Qualified ☐ Roth IRA* ☐ SEP ☐ 403(b) TSA

☐ Stretch IRA ☐ Non-Qualified Stretch ☐ Roth Conversion Other: ______

*Tax Contribution Years and Amounts:

Year: ______ $ ______ Year: ______ $ ______

Statement Regarding Replacement of Existing Policies or Annuity Contracts

! It is required for Good Order that this entire section be completed.

Do you intend to replace an existing life insurance policy or annuity contract? ☐ **No** ☐ **Yes**

Jackson of NY pre-assigned Contract number: ______

- If replacing, please provide the Jackson National Life Insurance Company of New York (Jackson of NY) pre-assigned Contract number.

Please complete all necessary forms as required by New York Regulation 60.

Transfer Information

Please check the appropriate box(es) under the "Transfer Type" and "Client Initiated" headings. **Jackson of NY will only request the funds if the "Client Initiated" section is left blank or checked "No."**

- One account number per box. Please also submit form N3783 for external transfers.

Transfer Type	Client Initiated	Company releasing funds	Account number	Maturity date	Anticipated transfer amount
☐ Full ☐ Partial	☐ Yes ☐ No				$
☐ Full ☐ Partial	☐ Yes ☐ No				$

Non-Qualified Plan Types: ☐ IRC 1035 Exchange ☐ Non-1035 Exchange

All Other Plan Types: ☐ Direct Transfer ☐ Direct Rollover ☐ Non-Direct Rollover

Annuitization/Income Date

Specify Income Date (mm/dd/yyyy)

______

If an Annuitization/Income Date is not specified, the Company will default to the Latest Income Date as shown in the Contract.

NVDA 785 12/18 Page 4 of 11 **NV785 12/18**

LONG-TERM SMART

Premium Allocation

! Tell us how you want your annuity Premiums invested. Whole percentages only. **TOTAL ALLOCATION MUST EQUAL 100%.**

! **Total number of allocation selections may not exceed 99.**

%	Traditional Investments	
	Equity Investments	
	JNL® Multi-Manager Mid Cap	(663)
	JNL Multi-Manager Small Cap Growth	(116)
	JNL Multi-Manager Small Cap Value	(208)
	JNL/American Funds® Growth	(395)
	JNL/American Funds Growth-Income	(342)
	JNL/The Boston Company Equity Income	(606)
	JNL/ClearBridge Large Cap Growth	(364)
	JNL/DFA U.S. Core Equity	(115)
	JNL/DFA U.S. Small Cap	(612)
	JNL/Franklin Templeton Income	(075)
	JNL/Invesco Diversified Dividend	(365)
	JNL/Invesco Small Cap Growth	(195)
	JNL/JPMorgan MidCap Growth	(101)
	JNL/The London Company Focused U.S. Equity	(639)
	JNL/Mellon Capital Dow℠ Index	(145)
	JNL/Mellon Capital Nasdaq® 100 Index	(222)

%	Traditional Investments	
	Equity Investments (cont. from previous column)	
	JNL/Mellon Capital S&P 400 MidCap Index	(124)
	JNL/Mellon Capital S&P 500 Index	(123)
	JNL/Mellon Capital S&P 1500 Growth Index	(366)
	JNL/Mellon Capital S&P 1500 Value Index	(367)
	JNL/Mellon Capital Small Cap Index	(128)
	JNL/PPM America Mid Cap Value	(293)
	JNL/T. Rowe Price Established Growth	(111)
	JNL/T. Rowe Price Value	(149)
	JNL/Vanguard® Capital Growth	(373)
	JNL/Vanguard Equity Income	(374)
	JNL/Vanguard Small Company Growth	(376)
	JNL/Vanguard U.S. Stock Market Index	(668)
	JNL/WMC Balanced	(104)

%	Traditional Investments	
	International	
	JNL Multi-Manager International Small Cap	(686)
	JNL/American Funds Capital Income Builder	(685)
	JNL/American Funds Global Growth	(638)
	JNL/American Funds International	(343)
	JNL/Causeway International Value Select	(126)
	JNL/Epoch Global Shareholder Yield	(397)
	JNL/Franklin Templeton International Small Cap	(250)
	JNL/GQG Emerging Markets Equity	(675)
	JNL/Harris Oakmark Global Equity	(656)
	JNL/Invesco China-India	(273)
	JNL/Invesco International Growth	(113)
	JNL/Lazard Emerging Markets	(077)
	JNL/Lazard International Strategic Equity	(630)
	JNL/Loomis Sayles Global Growth	(689)
	JNL/Mellon Capital Emerging Markets Index	(349)
	JNL/Mellon Capital International Index	(129)
	JNL/Mellon Capital MSCI World Index	(183)
	JNL/Oppenheimer Emerging Markets Innovator	(657)

PREMIUM ALLOCATIONS CONTINUED ON PAGES 6 AND 7.

NVDA 785 12/18

Page 5 of 11

NV785 12/18

LONG-TERM SMART

Premium Allocation (Continued from page 5)

Total number of allocation selections may not exceed 99.

Tell us how you want your annuity Premiums invested. Whole percentages only. **TOTAL ALLOCATION MUST EQUAL 100%.**

%	Traditional Investments
	International (cont. from previous page)
	JNL/Vanguard International (375)
	JNL/Vanguard International Stock Market Index (670)
	JNL/WCM Focused International Equity (640)

%	Traditional Investments
	Sector
	JNL/Mellon Capital Consumer Discretionary Sector (185)
	JNL/Mellon Capital Consumer Staples Sector (368)
	JNL/Mellon Capital Energy Sector (190)
	JNL/Mellon Capital Financial Sector (189)
	JNL/Mellon Capital Healthcare Sector (188)
	JNL/Mellon Capital Industrials Sector (369)
	JNL/Mellon Capital Information Technology Sector (187)
	JNL/Mellon Capital Materials Sector (370)
	JNL/Mellon Capital Real Estate Sector (371)
	JNL/Mellon Capital Telecommunications Sector (191)
	JNL/Mellon Capital Utilities Sector (635)

%	Traditional Investments
	Specialty
	JNL/DoubleLine® Shiller Enhanced CAPE® (659)
	JNL/Mellon Capital 10 x 10 (243)
	JNL/Mellon Capital European 30 (299)
	JNL/Mellon Capital Index 5 (242)
	JNL/Mellon Capital JNL 5 (224)
	JNL/Mellon Capital MSCI KLD 400 Social Index (667)
	JNL/Mellon Capital Pacific Rim 30 (298)
	JNL/Mellon Capital S&P SMid 60 (248)
	JNL/Morningstar Wide Moat Index (690)
	JNL/S&P 4 (292)
	JNL/S&P Competitive Advantage (274)
	JNL/S&P Dividend Income & Growth (278)
	JNL/S&P International 5 (654)
	JNL/S&P Intrinsic Value (279)
	JNL/S&P Mid 3 (363)
	JNL/S&P Total Yield (280)

%	Traditional Investments
	Fixed Income
	JNL/Crescent High Income (660)
	JNL/DoubleLine Core Fixed Income (127)
	JNL/DoubleLine Emerging Markets Fixed Income (661)
	JNL/DoubleLine Total Return (636)
	JNL/Franklin Templeton Global Multisector Bond (348)
	JNL/Goldman Sachs Emerging Markets Debt (059)
	JNL/JPMorgan U.S. Government & Quality Bond (109)
	JNL/Mellon Capital Bond Index (133)
	JNL/Neuberger Berman Strategic Income (361)
	JNL/PIMCO Income (372)
	JNL/PIMCO Investment Grade Corporate Bond (604)
	JNL/PIMCO Real Return (078)
	JNL/PPM America Floating Rate Income (346)
	JNL/PPM America High Yield Bond (136)
	JNL/PPM America Total Return (662)
	JNL/Scout Unconstrained Bond (648)
	JNL/T. Rowe Price Short-Term Bond (076)
	JNL/Vanguard Global Bond Market Index (671)
	JNL/WMC Government Money Market (107)

PREMIUM ALLOCATIONS CONTINUED ON PAGE 7.

NVDA 785 12/18 Page 6 of 11 **NV785 12/18**

LONG-TERM SMART

Premium Allocation (Continued from pages 5 and 6)

! Tell us how you want your annuity Premiums invested. Whole percentages only. **TOTAL ALLOCATION MUST EQUAL 100%.**

! **Total number of allocation selections may not exceed 99.**

%	Alternative Investments – Alternative Assets
	JNL/BlackRock Global Natural Resources (066)
	JNL/First State Global Infrastructure (347)
	JNL/Heitman U.S. Focused Real Estate (687)
	JNL/Invesco Global Real Estate (206)
	JNL/Neuberger Berman Risk Balanced Commodity Strategy (643)
	JNL/VanEck International Gold (615)

%	Alternative Investments – Alternative Strategies
	JNL Multi-Manager Alternative (655)
	JNL/AQR Large Cap Relaxed Constraint Equity (068)
	JNL/AQR Managed Futures Strategy (379)
	JNL/BlackRock Global Long Short Credit (628)
	JNL/Boston Partners Global Long Short Equity (653)
	JNL/Eaton Vance Global Macro Absolute Return Advantage (629)
	JNL/FAMCO Flex Core Covered Call (398)
	JNL/JPMorgan Hedged Equity (688)
	JNL/Neuberger Berman Currency (614)
	JNL/Nicholas Convertible Arbitrage (603)
	JNL/PPM America Long Short Credit (631)
	JNL/Westchester Capital Event Driven (658)

%	Tactically Managed Strategies
	JNL iShares Tactical Moderate (389)
	JNL iShares Tactical Moderate Growth (390)
	JNL iShares Tactical Growth (391)
	JNL/AB Dynamic Asset Allocation (644)
	JNL/AQR Risk Parity (641)
	JNL/BlackRock Global Allocation (345)
	JNL/FPA + DoubleLine Flexible Allocation (305)
	JNL/T. Rowe Price Capital Appreciation (637)

%	Risk Management Strategy
	JNL/T. Rowe Price Managed Volatility Balanced (647)

%	Asset Allocation
	JNL Institutional Alt 50 (303)
	JNL Institutional Alt 100 (388)
	JNL Conservative Allocation (380)
	JNL Moderate Allocation (381)
	JNL Moderate Growth Allocation (070)
	JNL Growth Allocation (071)
	JNL Aggressive Growth Allocation (072)

%	Asset Allocation (cont. from previous column)
	JNL/American Funds Moderate Growth Allocation (357)
	JNL/American Funds Growth Allocation (358)
	JNL/DFA Moderate Growth Allocation (665)
	JNL/DFA Growth Allocation (664)
	JNL/Vanguard Moderate ETF Allocation (672)
	JNL/Vanguard Moderate Growth ETF Allocation (673)
	JNL/Vanguard Growth ETF Allocation (674)

NVDA 785 12/18 Page 7 of 11 **NV785 12/18**

LONG-TERM SMART

Systematic Investment (periodic premium reallocation program)

- Only the Investment Division(s) as selected in the Premium Allocation section can participate in Automatic Rebalancing.
- Other Systematic Investment Options may be available. Please see Systematic Investment form (NV5485).

Please read the Important Information related to Systematic Investments in the Notice to Applicant section on page 10.

Automatic Rebalancing.

I elect Automatic Rebalancing of the Investment Divisions according to the allocations in the Premium Allocation section using the frequency and start date below. If both frequency and start date are left blank, Automatic Rebalancing will not be established.

Frequency: ☐ Monthly ☐ Quarterly ☐ Semiannually ☐ Annually

Start Date (mm/dd/yyyy): ____________ **OR** ☐ Immediately after issue

Note: If no start date is selected, the program will begin one month/quarter/half-year/year (depending on the frequency you select) from the date Jackson of NY applies the initial Premium payment. If no frequency is selected, the frequency will be annual. If the start date indicated is on day 29, 30, or 31 of a month, but the frequency at which the transfer will occur does not always include this date, Jackson of NY will default the start date and all subsequent transfer dates to the 28th.

Telephone/Electronic Transfer Authorization

- **If no election is made, Jackson of NY will default to "No."**
- This authorization is not extended to Authorized Callers.

By checking "Yes," I (we) authorize Jackson of NY to accept instructions to initiate or discontinue Systematic Investment options (Rebalancing, Dollar Cost Averaging, Earnings Sweep) or transfer contract values between investment options via telephone, internet, or other electronic medium from me, or in the case of Joint Owners, from any Joint Owner, or from my (our) Producer/Representative, subject to Jackson of NY's administrative procedures.

Do you consent to Telephone/Electronic Transfer Authorization? ☐ **Yes** ☐ **No**

I (We) release Jackson of NY, its affiliates, subsidiaries, and agents from all damages related in any way to its acting upon any unauthorized telephone/electronic instruction. I (We) understand and agree that Jackson of NY reserves the right to terminate or modify these telephone/electronic privileges at any time, without cause and without notice to me (us).

To give consent to initiate partial withdrawals via telephone, internet, or other electronic medium, please complete the Telephone/Electronic Authorization Request form, (NV3982).

Authorized Caller

- This authorization is not extended to Telephone/Electronic Transfer Authorization.

If you want to authorize an individual other than your Producer/Representative to receive Contract information via telephone, please list that individual's information here.

First Name	Middle Name	Last Name

Social Security Number	Date of Birth (mm/dd/yyyy)

NVDA 785 12/18 Page 8 of 11 **NV785 12/18**

LONG-TERM SMART Electronic Delivery Authorization If no election is Do you consent to Electronic made, Jackson Delivery of documents? Yes No of NY will default to " No." Check the box(es) next to the types of documents you wish to receive electronically. If Electronic Delivery is authorized, but no document type is selected, the selection will default to "All Documents." Selection of "ALL DOCUMENTS" ALL DOCUMENTS Prospectuses and prospectus supplements Annual and Semiannual reports excludes quarterly statements. Transaction confirmations Other Contract-related correspondence Please provide one email My email address is: address and print clearly. I (We) will notify the company of any new email address. If you authorize This consent will continue until revoked and will cover delivery to you in the form of an email or by notice to you of Electronic a document's availability on Jackson of NY's website. For jointly owned contracts, all Joint Owners are consenting to Delivery but do not provide an electronic delivery and use of the single email address above. Please contact the appropriate Jackson of NY Service email address Center or go to www.jackson.com to update your email address, revoke your consent to electronic delivery or or the address request paper copies. Certain types of correspondence may continue to be delivered by the United States Postal is illegible, Service for compliance reasons. Registration on Jackson of NY's website (www.jackson.com) is required for Electronic electronic delivery of Contract-related correspondence. Delivery will not be initiated. The computer hardware and software requirements that are necessary to receive, process and retain electronic communications that are subject to this consent are as follows: To view and download material electronically, you must have a computer with internet access, an active email account and Adobe Acrobat Reader. If you don't already have Adobe Acrobat Reader, you can download it free from www.adobe.com. There is no charge for electronic delivery of electronic communications, although you may incur the costs of internet access and of such computer and related hardware and software as may be necessary for you to receive, process and retain electronic documents and communications from Jackson of NY. Please make certain you have given Jackson of NY a current email address. Also let Jackson of NY know if that email address changes. We may need to notify you of a document's availability through email. You may request paper copies, whether or not you consent or revoke your consent for electronic delivery, at any time and for no charge. Even if you have given us consent, we are not required to make electronic delivery and we have the right to deliver any documents or communications in paper form. NVDA 785 12/18 Page 9 of 11 NV785 12/18

LONG-TERM SMART Notice to Applicant This application will be attached to and made part of the Contract. Important Information related to Systematic Investments: Systematic Investing does not ensure a profit or protect against loss in a declining market. Principal value and investment return of the Investment Divisions will fluctuate with changes in market conditions. When redeemed, unit values may be more or less than the original purchase price. Please see the prospectus for additional information related to Systematic Investment options. Client Acknowledgments 1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded. 2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct. 3. I (We) certify that the date of birth of the Owner and any Joint Owner, primary spousal Beneficiary, Annuitant, or Joint Annuitant, if applicable, stated in this application is (are) true and correctly recorded. 4. I (We) understand that annuity benefits, death benefit values, and withdrawal values, if any, when based on the investment experience of an Investment Division in the separate account of Jackson of NY, are variable and may be increased or decreased, and the dollar amounts are not guaranteed. 5. I (We) have been given a current prospectus for this variable annuity and for each available Investment Division. 6. To the best of my (our) knowledge and belief the Contract I (we) have applied for is suitable for my (our) insurance and investment objectives, financial situation and needs. 7. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my contract value. 8. I (We) understand that Jackson of NY issues other annuities with similar features, benefits, limitations and charges. I (We) have discussed the alternatives with my (our) financial representative. Client Signatures It is required for Owner's Signature Date Signed (mm/dd/yyyy) State where signed Good Order that all applicable parties to the Contract sign Owner's Title (required if owned by an Entity) here. Joint Owner's Signature Date Signed (mm/dd/yyyy) Annuitant's Signature (if other than Owner) Date Signed (mm/dd/yyyy) State where signed Joint Annuitant's Signature (if other than Joint Owner) Date Signed (mm/dd/yyyy) Not FDIC/NCUA Insured Not Bank/CU guaranteed May lose value Not a deposit Not insured by any federal agency NVDA 785 12/18 Page 10 of 11 NV785 12/18

LONG-TERM SMART Producer/Representative Acknowledgments By signing this form, I certify that: 1. I am authorized and qualified to discuss the Contract herein applied for. 2. I have fully explained the Contract to the client, including Contract benefits, restrictions and charges and I believe this transaction is suitable given the client's financial situation and needs. 3. The applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate to the best of my knowledge and belief. 4. I have complied with requirements for disclosures and/or replacements as necessary. Producer/Representative #1 Signature Date Signed(mm/dd/yyyy) Jackson of NY Prod./Rep. No. First Name Middle Name Last Name Email Address (print clearly) Business Phone Number (include area code) Extension If more than one Producer/Representative is participating on this case, please provide the additional Producer/Representative names and Jackson of NY Producer/Representative numbers. Producer/Representative Name #2 Jackson of NY Producer/Representative No. Producer/Representative Name #3 Jackson of NY Producer/Representative No. Producer/Representative Name #4 Jackson of NY Producer/Representative No. NVDA 785 12/18 Page 11 of 11 NV785 12/18